UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   June 27, 2005

Buckeye Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9356	23-2432497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5002 Buckeye Road P.O. Box 368
Emmaus, PA		18049
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (484) 232-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Buckeye Partners, L.P. (“we,” “us,” “our” or the “Partnership”) entered into an Underwriting Agreement with Goldman, Sachs & Co. as representative of the underwriters, that provides for the issuance and sale by the Partnership, and the purchase by the underwriters, of $125 million aggregate principal amount of our 5.125% senior unsecured notes due 2017 (the “Senior Notes”). A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated by reference herein.  The Senior Notes were issued pursuant to an Indenture, dated as of July 10, 2003, between the Partnership and SunTrust Bank, as trustee (the “Trustee”), as amended and supplemented by a Fourth Supplemental Indenture, dated June 30, 2005, between the Partnership and the Trustee (the “Supplemental Indenture”). The Senior Notes are registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-116540). A copy of the Supplemental Indenture is filed as Exhibit 4.1 to this report and is incorporated by reference herein. We expect the offering of the Senior Notes to close today, Thursday, June 30, 2005.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits.

1.1           Underwriting Agreement, dated June 27, 2005, among Goldman, Sachs & Co., as representative of the underwriters, Buckeye Partners, L.P. and Buckeye GP LLC.

4.1           Fourth Supplemental Indenture, dated June 30, 2005, between Buckeye Partners, L.P. and SunTrust Bank, as trustee.

5.1           Opinion of Morgan, Lewis & Bockius LLP as to the legality of the Senior Notes.

12.1         Computation of ratio of earnings to fixed charges.

23.1         Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

	By:	Buckeye GP LLC,
its General Partner

		By:	/s/ Stephen C. Muther
Stephen C. Muther
Senior Vice President Administration,
General Counsel and Secretary

Dated: June 30, 2005

Exhibit Index

Exhibit

1.1	Underwriting Agreement, dated June 27, 2005, among Goldman, Sachs & Co., as representative of the underwriters, Buckeye Partners, L.P. and Buckeye GP LLC.

4.1	Fourth Supplemental Indenture, dated June 30, 2005, between Buckeye Partners, L.P. and SunTrust Bank, as trustee.

5.1	Opinion of Morgan, Lewis & Bockius LLP as to the legality of the Senior Notes.

12.1	Computation of ratio of earnings to fixed charges.

23.1	Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1).